INVESTOR FINANCIAL SUPPLEMENT
December 31, 2022

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP and Other Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of February 1, 2023
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A+	A+	A1
	Navigators Insurance Company	A+	A+	NR

- Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Navigators Insurance Company ratings are on stable outlook at A.M. Best and Standard and Poor's
http://www.thehartford.com	NR - Not Rated

Other Ratings:
Contact:	Senior debt	a-	BBB+	Baa1
Susan Spivak Bernstein	Junior subordinated debentures	bbb	BBB-	Baa2
Senior Vice President	Preferred stock	bbb	BBB-	Baa3
Investor Relations
Phone (860) 547-6233	- The Hartford Financial Services Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
HIGHLIGHTS
Net income	$589	$339	$442	$445	$729	$482	$905	$249	$1,815	$2,365
Net income available to common stockholders [1]	$584	$333	$437	$440	$724	$476	$900	$244	$1,794	$2,344
Core earnings*	$746	$471	$714	$561	$697	$442	$836	$203	$2,492	$2,178
Total revenues	$6,016	$5,580	$5,373	$5,393	$5,816	$5,686	$5,589	$5,299	$22,362	$22,390
Total assets	$73,022	$71,801	$72,402	$75,252	$76,578	$76,290	$74,732	$74,201
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income available to common stockholders	$1.84	$1.03	$1.33	$1.32	$2.14	$1.38	$2.54	$0.68	$5.52	$6.71
Core earnings*	$2.35	$1.46	$2.18	$1.69	$2.06	$1.28	$2.36	$0.57	$7.67	$6.24
Diluted earnings per common share
Net income available to common stockholders	$1.81	$1.02	$1.32	$1.30	$2.10	$1.36	$2.51	$0.67	$5.44	$6.62
Core earnings*	$2.31	$1.44	$2.15	$1.66	$2.02	$1.26	$2.33	$0.56	$7.56	$6.15
Weighted average common shares outstanding (basic)	317.5	322.1	327.4	332.3	338.8	345.6	353.7	358.2	324.8	349.1
Dilutive effect of stock compensation	5.1	4.2	4.4	5.0	6.0	5.1	4.8	4.0	4.7	5.0
Weighted average common shares outstanding and dilutive potential common shares (diluted)	322.6	326.3	331.8	337.3	344.8	350.7	358.5	362.2	329.5	354.1
Common shares outstanding	315.1	319.5	324.7	330.7	334.9	341.8	349.0	357.5
Book value per common share	$42.20	$39.50	$42.78	$47.06	$52.28	$51.28	$51.32	$48.58
Per common share impact of accumulated other comprehensive income [2]	12.30	13.82	10.05	5.14	(0.51)	(0.90)	(1.64)	(0.74)
Book value per common share (excluding AOCI)*	$54.50	$53.32	$52.83	$52.20	$51.77	$50.38	$49.68	$47.84
Book value per diluted share	$41.53	$38.99	$42.21	$46.36	$51.36	$50.53	$50.62	$48.04
Per diluted share impact of AOCI	12.10	13.64	9.91	5.06	(0.50)	(0.89)	(1.61)	(0.73)
Book value per diluted share (excluding AOCI)*	$53.63	$52.63	$52.12	$51.42	$50.86	$49.64	$49.01	$47.31
Common shares outstanding and dilutive potential common shares	320.2	323.7	329.1	335.7	340.9	346.9	353.8	361.5
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [3]
Net income available to common stockholders' ROE ("Net income ROE")	11.6%	12.8%	13.1%	15.4%	13.1%	12.3%	12.3%	10.5%
Core earnings ROE*	14.4%	14.3%	14.0%	14.8%	12.7%	12.5%	13.1%	10.9%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income ROE to Core earnings ROE, see Appendix beginning on page 33.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Earned premiums	$5,019	$4,910	$4,810	$4,651	$4,631	$4,565	$4,460	$4,343	$19,390	$17,999
Fee income	318	328	341	362	381	377	375	355	1,349	1,488
Net investment income	640	487	541	509	573	650	581	509	2,177	2,313
Net realized gains (losses)	22	(166)	(338)	(145)	212	70	147	80	(627)	509
Other revenues	17	21	19	16	19	24	26	12	73	81
Total revenues	6,016	5,580	5,373	5,393	5,816	5,686	5,589	5,299	22,362	22,390
Benefits, losses and loss adjustment expenses	3,540	3,408	3,076	3,118	3,173	3,420	2,786	3,350	13,142	12,729
Amortization of deferred acquisition costs ("DAC")	475	467	453	440	428	419	417	416	1,835	1,680
Insurance operating costs and other expenses	1,198	1,203	1,222	1,207	1,233	1,200	1,202	1,144	4,830	4,779
Interest expense	50	50	51	62	62	58	57	57	213	234
Amortization of other intangible assets	18	18	17	18	18	18	17	18	71	71
Restructuring and other costs [1]	3	3	2	5	2	(12)	—	11	13	1
Total benefits, losses and expenses	5,284	5,149	4,821	4,850	4,916	5,103	4,479	4,996	20,104	19,494
Income before income taxes	732	431	552	543	900	583	1,110	303	2,258	2,896
Income tax expense	143	92	110	98	171	101	205	54	443	531
Net income	589	339	442	445	729	482	905	249	1,815	2,365
Preferred stock dividends	5	6	5	5	5	6	5	5	21	21
Net income available to common stockholders	584	333	437	440	724	476	900	244	1,794	2,344
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(22)	166	336	146	(212)	(68)	(148)	(77)	626	(505)
Restructuring and other costs, before tax [1]	3	3	2	5	2	(12)	—	11	13	1
Loss on extinguishment of debt, before tax	—	—	9	—	—	—	—	—	9	—
Integration and other non-recurring M&A costs, before tax [2]	5	5	6	5	5	8	36	9	21	58
Change in deferred gain on retroactive reinsurance, before tax	229	—	—	—	173	28	39	6	229	246
Income tax expense (benefit) [3]	(53)	(36)	(76)	(35)	5	10	9	10	(200)	34
Core earnings	$746	$471	$714	$561	$697	$442	$836	$203	$2,492	$2,178
[1]Represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan.
[2]Includes integration costs in connection with the 2019 acquisition of Navigators Group and 2017 acquisition of Aetna's group benefits business. The twelve months ended December 31, 2021 includes legal and consulting costs associated with the unsolicited proposals from Chubb Limited to acquire the Company.
[3]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net income (loss):
Commercial Lines	$566	$286	$389	$383	$702	$357	$569	$129	$1,624	$1,757
Personal Lines	44	(36)	6	77	81	51	118	135	91	385
Property & Casualty Other Operations ("P&C Other Operations")	(184)	6	(20)	8	(121)	22	17	(13)	(190)	(95)
Property & Casualty ("P&C")	426	256	375	468	662	430	704	251	1,525	2,047
Group Benefits	140	86	104	(6)	42	28	170	9	324	249
Hartford Funds	45	41	34	42	62	56	52	47	162	217
Sub-total	611	383	513	504	766	514	926	307	2,011	2,513
Corporate	(22)	(44)	(71)	(59)	(37)	(32)	(21)	(58)	(196)	(148)
Net income	589	339	442	445	729	482	905	249	1,815	2,365
Preferred stock dividends	5	6	5	5	5	6	5	5	21	21
Net income available to common stockholders	$584	$333	$437	$440	$724	$476	$900	$244	$1,794	$2,344

Core earnings (loss):
Commercial Lines	$562	$363	$544	$456	$622	$344	$560	$105	$1,925	$1,631
Personal Lines	42	(28)	21	84	70	48	113	131	119	362
P&C Other Operations	(5)	10	(13)	11	(2)	20	15	(15)	3	18
P&C	599	345	552	551	690	412	688	221	2,047	2,011
Group Benefits	141	117	161	8	(12)	19	149	(3)	427	153
Hartford Funds	39	47	44	50	60	58	51	45	180	214
Sub-total	779	509	757	609	738	489	888	263	2,654	2,378
Corporate	(33)	(38)	(43)	(48)	(41)	(47)	(52)	(60)	(162)	(200)
Core earnings	$746	$471	$714	$561	$697	$442	$836	$203	$2,492	$2,178

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE [1]		CONSOLIDATED
	Dec 31 2022	Dec 31 2021	Dec 31 2022	Dec 31 2021	Dec 31 2022	Dec 31 2021	Dec 31 2022	Dec 31 2021	Dec 31 2022	Dec 31 2021
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$28,222	$33,019	$7,736	$9,451	$—	$—	$273	$377	$36,231	$42,847
Fixed maturities, at fair value using the fair value option	275	124	58	36	—	—	—	—	333	160
Equity securities, at fair value	1,194	1,410	308	338	115	116	184	230	1,801	2,094
Mortgage loans, net	4,346	3,908	1,654	1,475	—	—	—	—	6,000	5,383
Limited partnerships and other alternative investments	3,311	2,689	866	664	—	—	—	—	4,177	3,353
Other investments	137	165	7	9	15	29	—	12	159	215
Short-term investments	2,475	1,332	325	352	202	251	857	1,762	3,859	3,697
Total investments	39,960	42,647	10,954	12,325	332	396	1,314	2,381	52,560	57,749
Cash	193	176	27	15	6	3	3	11	229	205
Restricted cash	104	121	11	11	—	—	—	—	115	132
Premiums receivable and agents’ balances, net	4,369	3,924	580	521	—	—	—	—	4,949	4,445
Reinsurance recoverables, net [2]	6,455	5,997	250	250	—	—	261	276	6,966	6,523
Deferred policy acquisition costs ("DAC")	966	843	32	31	4	7	—	—	1,002	881
Deferred income taxes	902	(22)	71	(228)	8	—	468	520	1,449	270
Goodwill	778	778	723	723	181	181	229	229	1,911	1,911
Property and equipment, net	808	883	57	71	9	11	53	62	927	1,027
Other intangible assets	370	410	398	438	10	10	—	—	778	858
Other assets	1,356	1,856	188	285	85	112	507	324	2,136	2,577
Total assets	$56,261	$57,613	$13,291	$14,442	$635	$720	$2,835	$3,803	$73,022	$76,578
Unpaid losses and loss adjustment expenses	$33,083	$31,449	$8,160	$8,210	$—	$—	$—	$—	$41,243	$39,659
Reserves for future policy benefits [2]	—	—	380	399	—	—	181	197	561	596
Other policyholder funds and benefits payable [2]	—	—	419	426	—	—	239	261	658	687
Unearned premiums	7,779	7,154	36	40	—	—	—	—	7,815	7,194
Debt	—	—	—	—	—	—	4,357	4,944	4,357	4,944
Other liabilities	2,434	3,047	254	355	143	229	1,926	2,024	4,757	5,655
Total liabilities	43,296	41,650	9,249	9,430	143	229	6,703	7,426	59,391	58,735
Common stockholders' equity, excluding AOCI*	14,977	14,845	4,613	4,530	492	491	(2,909)	(2,529)	17,173	17,337
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	(2,012)	1,118	(571)	482	—	—	(1,293)	(1,428)	(3,876)	172
Total stockholders' equity	12,965	15,963	4,042	5,012	492	491	(3,868)	(3,623)	13,631	17,843
Total liabilities and stockholders' equity	$56,261	$57,613	$13,291	$14,442	$635	$720	$2,835	$3,803	$73,022	$76,578
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of $1.0 billion and $1.9 billion as of December 31, 2022 and 2021, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021
DEBT
Short-term debt	$—	$—	$—	$591	$—	$—	$—	$—
Senior notes	3,858	3,857	3,856	3,855	3,854	$3,853	$3,264	$3,263
Junior subordinated debentures	499	499	499	499	1,090	1,090	1,090	1,090
Total debt	$4,357	$4,356	$4,355	$4,945	$4,944	$4,943	$4,354	$4,353
STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$13,631	$12,955	$14,226	$15,897	$17,843	$17,862	$18,244	$17,702
Less: Preferred stock	334	334	334	334	334	334	334	334
Less: AOCI	(3,876)	(4,414)	(3,262)	(1,699)	172	307	570	264
Common stockholders' equity, excluding AOCI	$17,173	$17,035	$17,154	$17,262	$17,337	$17,221	$17,340	$17,104
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$17,988	$17,311	$18,581	$20,842	$22,787	$22,805	$22,598	$22,055
Total capitalization, excluding AOCI, net of tax*	$21,864	$21,725	$21,843	$22,541	$22,615	$22,498	$22,028	$21,791
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	24.2%	25.2%	23.4%	23.7%	21.7%	21.7%	19.3%	19.7%
Total debt to capitalization, excluding AOCI*	19.9%	20.1%	19.9%	21.9%	21.9%	22.0%	19.8%	20.0%
Total debt and preferred stock to capitalization, including AOCI	26.1%	27.1%	25.2%	25.3%	23.2%	23.1%	20.7%	21.3%
Total debt and preferred stock to capitalization, excluding AOCI*	21.5%	21.6%	21.5%	23.4%	23.3%	23.5%	21.3%	21.5%
Total rating agency adjusted debt to capitalization [1] [2]	25.7%	27.4%	25.7%	25.1%	23.1%	24.3%	22.0%	22.6%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	10.1:1	8.9:1	8.9:1	8.0:1	10.9:1	9.8:1	10.7:1	4.8:1
[1]The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability, the Company's rental expense on operating leases and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.3 billion and $0.5 billion as of December 31, 2022 and 2021, respectively.
[2]Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
DECEMBER 31, 2022

	P&C	GROUP BENEFITS
U.S. statutory net income [1][2]	$1,514	$378
U.S. statutory capital [2][3]	$12,111	$2,571
U.S. GAAP adjustments [2]:
DAC	929	32
Non-admitted deferred tax assets [4]	210	150
Deferred taxes [5]	(10)	(236)
Goodwill	137	723
Other intangible assets	49	398
Non-admitted assets other than deferred taxes	845	74
Asset valuation and interest maintenance reserve	—	319
Benefit reserves	(98)	345
Unrealized gains (losses) on investments	(2,490)	(973)
Deferred gain on retroactive reinsurance agreements [6]	(760)	—
Other, net	1,040	639
U.S. GAAP stockholders’ equity of U.S. insurance entities [2]	11,963	4,042
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,002	—
Total U.S. GAAP stockholders’ equity	$12,965	$4,042
[1]Statutory net income is for the year ended December 31, 2022.
[2]Excludes insurance operations based in the U.K.
[3]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
[4]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[5]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[6]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the Navigators and asbestos and environmental adverse development cover ("A&E ADC") agreements that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021
Net unrealized gain (loss) on fixed maturities, AFS	$(2,594)	$(3,038)	$(1,858)	$(266)	$1,616	$1,930	$2,204	$1,909
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(7)	(7)	(2)	(2)	(2)	(2)	(2)	(2)
Net gains on cash flow hedging instruments	40	69	30	5	6	13	12	17
Total net unrealized gain (loss)	(2,561)	(2,976)	(1,830)	(263)	1,620	1,941	$2,214	$1,924
Foreign currency translation adjustments	31	14	33	41	41	42	46	44
Pension and other postretirement plan adjustments	(1,346)	(1,452)	(1,465)	(1,477)	(1,489)	(1,676)	(1,690)	(1,704)
Total AOCI	$(3,876)	$(4,414)	$(3,262)	$(1,699)	$172	$307	$570	$264

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Written premiums	$3,428	$3,583	$3,592	$3,516	$3,180	$3,297	$3,254	$3,218	$14,119	$12,949
Change in unearned premium reserve	(93)	131	251	310	(71)	104	172	249	599	454
Earned premiums	3,521	3,452	3,341	3,206	3,251	3,193	3,082	2,969	13,520	12,495
Fee income	17	18	17	17	17	16	16	17	69	66
Losses and loss adjustment expenses
Current accident year before catastrophes	2,081	2,070	1,944	1,833	1,921	1,830	1,786	1,710	7,928	7,247
Current accident year catastrophes [1]	135	293	123	98	22	300	128	214	649	664
Prior accident year development [2]	183	(53)	(58)	(36)	29	90	(149)	229	36	199
Total losses and loss adjustment expenses	2,399	2,310	2,009	1,895	1,972	2,220	1,765	2,153	8,613	8,110
Amortization of DAC	466	456	441	428	417	405	404	402	1,791	1,628
Underwriting expenses [3]	598	610	606	577	608	588	561	544	2,391	2,301
Amortization of other intangible assets	8	8	7	8	8	8	7	8	31	31
Dividends to policyholders	8	7	7	7	7	5	6	6	29	24
Underwriting gain (loss)*	59	79	288	308	256	(17)	355	(127)	734	467
Net investment income	469	360	407	382	427	487	442	378	1,618	1,734
Net realized gains (losses)	3	(110)	(225)	(104)	136	57	56	53	(436)	302
Net servicing and other income (expense)	2	3	2	(2)	3	2	6	2	5	13
Income before income taxes	533	332	472	584	822	529	859	306	1,921	2,516
Income tax expense	107	76	97	116	160	99	155	55	396	469
Net income	426	256	375	468	662	430	704	251	1,525	2,047
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(3)	109	222	106	(139)	(56)	(56)	(51)	434	(302)
Integration and other non-recurring M&A costs, before tax	3	3	4	3	4	5	4	7	13	20
Change in deferred gain on retroactive reinsurance, before tax [2]	229	—	—	—	173	28	39	6	229	246
Income tax expense (benefit) [4]	(56)	(23)	(49)	(26)	(10)	5	(3)	8	(154)	—
Core earnings	$599	$345	$552	$551	$690	$412	$688	$221	$2,047	$2,011
ROE
Net income available to common stockholders [5]	12.7%	15.2%	15.7%	18.4%	15.3%	14.0%	13.8%	11.5%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	4.0%	2.8%	1.2%	(1.3%)	(2.4%)	(1.8%)	(1.2%)	(1.4%)
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.2%	0.2%	0.2%	0.3%
Change in deferred gain on retroactive reinsurance, before tax [2]	2.1%	1.6%	1.8%	2.1%	2.0%	2.4%	2.2%	2.6%
Income tax expense (benefit) [4]	(1.4%)	(1.0%)	(0.7%)	(0.3%)	—%	(0.3%)	(0.5%)	(0.4%)
Impact of AOCI, excluded from core earnings ROE	(0.9%)	(1.0%)	(0.2%)	0.6%	1.7%	1.8%	2.0%	0.7%
Core earnings [5]	16.6%	17.7%	17.9%	19.6%	16.8%	16.3%	16.5%	13.3%
[1]The three months ended December 31, 2022 included $167 of net losses from Winter Storm Elliott, including $151 in Commercial Lines and $16 in Personal Lines. The $167 of losses from Winter Storm Elliott is net of a $35 reinsurance recoverable under the Company's per occurrence catastrophe treaty that covers 70% of up to $250 of losses in excess of $100 for one catastrophe event other than from earthquakes and named hurricanes and tropical storms, subject to a $50 annual aggregate deductible. The three months ended September 30, 2022 included $214 of losses, net of reinsurance, from Hurricane Ian, including $133 in Commercial Lines and $81 in Personal Lines.
[2]Prior accident year development does not include a benefit for the portion of ceded losses in excess of ceded premium paid under ADC agreements, which is recognized as a deferred gain under retroactive reinsurance accounting.
[3]The three months ended December 31, 2021 included a decrease in the ACL on premiums receivable of $20 primarily due to lower than previously estimated receivables from loss sensitive business within middle and large commercial. The twelve months ended December 31, 2021 included a decrease in the ACL on premiums receivable of $42, primarily related to the lessening impacts of COVID-19.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[5]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS (CONTINUED)

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
UNFAVORABLE (FAVORABLE) PRIOR ACCIDENT YEAR DEVELOPMENT
Workers’ compensation	$(61)	$(58)	$(40)	$(45)	$(77)	$(30)	$(43)	$(40)	$(204)	$(190)
Workers' compensation discount accretion	9	9	9	9	9	8	9	9	36	35
General liability [1]	23	—	21	12	3	144	—	307	56	454
Marine	—	5	(3)	—	1	(1)	(5)	6	2	1
Package business	(4)	(11)	(13)	(11)	(25)	(20)	(19)	(27)	(39)	(91)
Commercial property	6	4	(6)	(15)	(2)	(4)	(7)	(13)	(11)	(26)
Professional liability	(2)	—	(9)	—	5	—	(6)	(1)	(11)	(2)
Bond	(28)	—	(4)	—	—	(12)	(14)	—	(32)	(26)
Assumed reinsurance	7	—	—	12	(6)	—	(2)	2	19	(6)
Automobile liability - Commercial Lines	15	11	12	—	—	9	—	—	38	9
Automobile liability - Personal Lines	—	(9)	—	(5)	(17)	(30)	(20)	(23)	(14)	(90)
Homeowners	1	(2)	—	—	1	1	4	(3)	(1)	3
Net asbestos and environmental reserves [2]	—	—	—	—	—	—	—	—	—	—
Catastrophes	(30)	(2)	(27)	(3)	(56)	—	(82)	(16)	(62)	(154)
Uncollectible reinsurance	—	(3)	6	—	4	—	(1)	(9)	3	(6)
Other reserve re-estimates [3]	18	3	(4)	10	16	(3)	(2)	31	27	42
Prior accident year development before change in deferred gain	(46)	(53)	(58)	(36)	(144)	62	(188)	223	(193)	(47)
Change in deferred gain on retroactive reinsurance included in other liabilities [2] [4]	229	—	—	—	173	28	39	6	229	246
Total prior accident year development	$183	$(53)	$(58)	$(36)	$29	$90	$(149)	$229	$36	$199
[1]The year ended December 31, 2021 included an increase in reserves related to an agreement in principle with the Boy Scouts of America under which The Hartford will pay $787, before tax, to settle sexual molestation and sexual abuse claims.
[2]A&E reserves were reviewed in fourth quarter 2022 and 2021, resulting in an increase in reserves before ADC reinsurance of $229 and $155, respectively, which were ceded to the A&E ADC resulting in a deferred gain on retroactive reinsurance. For 2022 and 2021, this included an increase in asbestos reserves of $162 and $106, respectively, and an increase in environmental reserves of $67 and $49, respectively. As of December 31, 2022 the Company has incurred $1,244 in cumulative adverse development on A&E reserves that have been ceded under the A&E ADC treaty with $256 of available limit remaining. The Company has recorded a cumulative deferred gain of $594 as of December 31, 2022 within other liabilities, representing the amount of losses ceded to the ADC in excess of ceded premium paid. See [4] below.
[3]Other reserve re-estimates for the three months ended December 31, 2022 primarily includes a $22 increase in unallocated loss adjustment expense ("ULAE") reserves within P&C Other Operations driven by the increase in gross asbestos and environmental reserves discussed in [2] above.
[4]The three and twelve months ended December 31, 2021 also included an increase in deferred gain on retroactive reinsurance of $18 and $91, respectively, relating to ceding losses to the Navigators ADC, which reinsures adverse development on Navigators' 2018 and prior accident year reserves. As of December 31, 2022, the Company has cumulatively ceded all of the $300 available limit of losses to the Navigators ADC, of which $209 has been recognized as a deferred gain within other liabilities. Any net adverse loss development above the $300 limit is reflected in the Company's core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
UNDERWRITING GAIN (LOSS)	$59	$79	$288	$308	$256	$(17)	$355	$(127)	$734	$467
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	59.1	60.0	58.2	57.2	59.1	57.3	57.9	57.6	58.6	58.0
Current accident year catastrophes	3.8	8.5	3.7	3.1	0.7	9.4	4.2	7.2	4.8	5.3
Prior accident year development [1]	5.2	(1.5)	(1.7)	(1.1)	0.9	2.8	(4.8)	7.7	0.3	1.6
Total losses and loss adjustment expenses	68.1	66.9	60.1	59.1	60.7	69.5	57.3	72.5	63.7	64.9
Expenses [2] [3]	30.0	30.6	31.0	31.1	31.3	30.8	31.0	31.6	30.7	31.2
Policyholder dividends	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Combined ratio	98.3	97.7	91.4	90.4	92.1	100.5	88.5	104.3	94.6	96.3
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(9.0)	(7.0)	(2.0)	(2.0)	(1.6)	(12.2)	0.6	(14.9)	(5.1)	(6.9)
Underlying combined ratio *	89.3	90.8	89.4	88.5	90.6	88.3	89.2	89.4	89.5	89.4
[1]See [2] and [4] on page 9 for discussion related to the deferred gain on retroactive reinsurance.
[2]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[3]The three and twelve months ended December 31, 2021 included a decrease in the ACL on premiums receivable of $20 and $42 respectively, representing 0.6 points and 0.3 points of the expense ratio, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Written premiums	$2,733	$2,780	$2,836	$2,809	$2,512	$2,532	$2,494	$2,503	$11,158	$10,041
Change in unearned premium reserve	(34)	77	221	323	(1)	83	150	268	587	500
Earned premiums	2,767	2,703	2,615	2,486	2,513	2,449	2,344	2,235	10,571	9,541
Fee income	10	10	10	9	9	8	8	9	39	34
Losses and loss adjustment expenses
Current accident year before catastrophes	1,542	1,555	1,467	1,395	1,421	1,351	1,339	1,296	5,959	5,407
Current accident year catastrophes [1]	114	179	67	81	6	222	93	175	441	496
Prior accident year development [2]	(68)	(42)	(88)	(33)	(114)	122	(105)	238	(231)	141
Total losses and loss adjustment expenses	1,588	1,692	1,446	1,443	1,313	1,695	1,327	1,709	6,169	6,044
Amortization of DAC	408	399	385	371	360	348	346	344	1,563	1,398
Underwriting expenses	461	455	447	425	447	432	405	394	1,788	1,678
Amortization of other intangible assets	8	7	7	7	8	7	7	7	29	29
Dividends to policyholders	8	7	7	7	7	5	6	6	29	24
Underwriting gain (loss)	304	153	333	242	387	(30)	261	(216)	1,032	402
Net investment income	411	315	356	333	372	421	382	327	1,415	1,502
Net realized gains (losses)	(1)	(95)	(198)	(91)	118	51	47	44	(385)	260
Other income (expense) [3]	(2)	(3)	(1)	(6)	(1)	(3)	1	(2)	(12)	(5)
Income before income taxes	712	370	490	478	876	439	691	153	2,050	2,159
Income tax expense	146	84	101	95	174	82	122	24	426	402
Net income	566	286	389	383	702	357	569	129	1,624	1,757
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	1	95	194	93	(120)	(50)	(47)	(43)	383	(260)
Integration and other non-recurring M&A costs, before tax [3]	3	3	4	3	4	5	4	7	13	20
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	—	18	28	39	6	—	91
Income tax expense (benefit) [4]	(8)	(21)	(43)	(23)	18	4	(5)	6	(95)	23
Core earnings	$562	$363	$544	$456	$622	$344	$560	$105	$1,925	$1,631
[1]Refer to [1] on page 8 for information about catastrophe losses related to Winter Storm Elliott in the three months ended December 31, 2022 and Hurricane Ian for the three months ended September 30, 2022.
[2]Refer to [4] on page 9 for discussion related to the deferred gain on retroactive reinsurance.
[3]Includes Navigators Group integration costs.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Workers’ compensation	$(61)	$(58)	$(40)	$(45)	$(77)	$(30)	$(43)	$(40)	$(204)	$(190)
Workers' compensation discount accretion	9	9	9	9	9	8	9	9	36	35
General liability [1]	23	—	(10)	12	3	144	—	307	25	454
Marine	—	5	(3)	—	1	(1)	(5)	6	2	1
Package business	(4)	(11)	(13)	(11)	(25)	(20)	(19)	(27)	(39)	(91)
Commercial property	6	4	(6)	(15)	(2)	(4)	(7)	(13)	(11)	(26)
Professional liability	(2)	—	(9)	—	5	—	(6)	(1)	(11)	(2)
Bond	(28)	—	(4)	—	—	(12)	(14)	—	(32)	(26)
Assumed Reinsurance	7	—	—	12	(6)	—	(2)	2	19	(6)
Auto liability	15	11	12	—	—	9	—	—	38	9
Catastrophes	(29)	(2)	(26)	(3)	(40)	—	(53)	(4)	(60)	(97)
Uncollectible reinsurance	—	(1)	—	—	—	—	—	(5)	(1)	(5)
Other reserve re-estimates	(4)	1	2	8	—	—	(4)	(2)	7	(6)
Prior accident year development before change in deferred gain	(68)	(42)	(88)	(33)	(132)	94	(144)	232	(231)	50
Change in deferred gain on retroactive reinsurance included in other liabilities [2]	—	—	—	—	18	28	39	6	—	91
Total prior accident year development	$(68)	$(42)	$(88)	$(33)	$(114)	$122	$(105)	$238	$(231)	$141
[1]See [1] on page 9 for discussion related to general liability prior year development.
[2]See [4] on page 9 for discussion related to the deferred gain on retroactive reinsurance. The change in deferred gain on retroactive reinsurance relates to ceding losses to the Navigators ADC in excess of ceded premium paid resulting in a deferred reinsurance benefit.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
UNDERWRITING GAIN (LOSS)	$304	$153	$333	$242	$387	$(30)	$261	$(216)	$1,032	$402
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	55.7	57.5	56.1	56.1	56.5	55.2	57.1	58.0	56.4	56.7
Current accident year catastrophes	4.1	6.6	2.6	3.3	0.2	9.1	4.0	7.8	4.2	5.2
Prior accident year development [1]	(2.5)	(1.6)	(3.4)	(1.3)	(4.5)	5.0	(4.5)	10.6	(2.2)	1.5
Total losses and loss adjustment expenses	57.4	62.6	55.3	58.0	52.2	69.2	56.6	76.5	58.4	63.3
Expenses [2] [3]	31.3	31.5	31.7	31.9	32.1	31.8	32.0	32.9	31.6	32.2
Policyholder dividends	0.3	0.3	0.3	0.3	0.3	0.2	0.3	0.3	0.3	0.3
Combined ratio [4]	89.0	94.3	87.3	90.3	84.6	101.2	88.9	109.7	90.2	95.8
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(1.6)	(5.0)	0.8	(2.0)	4.3	(14.1)	0.5	(18.4)	(2.0)	(6.7)
Underlying combined ratio	87.4	89.3	88.1	88.3	88.9	87.2	89.4	91.2	88.3	89.1

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	89.4	89.3	85.2	82.9	79.0	84.5	83.6	95.4	86.8	85.3
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(6.3)	(5.3)	(3.0)	(1.9)	(0.2)	(5.0)	(3.8)	(12.1)	(4.2)	(5.1)
Prior accident year development	4.5	4.4	4.7	4.9	9.2	4.4	7.2	5.0	4.6	6.5
Underlying combined ratio	87.5	88.5	86.9	85.9	88.0	83.9	87.0	88.3	87.2	86.7
MIDDLE & LARGE COMMERCIAL
Combined ratio	91.8	100.7	95.6	94.6	83.5	108.0	92.9	98.9	95.7	95.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.1)	(6.6)	(2.0)	(2.3)	2.1	(16.3)	(5.8)	(7.0)	(3.5)	(6.7)
Prior accident year development	1.5	(0.4)	(0.8)	(0.9)	4.4	(0.4)	4.4	3.3	(0.1)	2.9
Underlying combined ratio	90.2	93.7	92.9	91.5	90.0	91.4	91.5	95.3	92.1	92.0
GLOBAL SPECIALTY
Combined ratio [4]	84.1	94.2	85.0	96.9	94.8	97.1	91.9	92.4	89.9	94.1
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(1.9)	(9.0)	(2.8)	(6.9)	(3.5)	(6.2)	(1.8)	(2.2)	(5.1)	(3.5)
Prior accident year development [1]	0.7	(0.6)	0.9	(1.8)	(2.5)	(4.0)	0.1	(0.3)	(0.2)	(1.7)
Underlying combined ratio	83.0	84.5	83.1	88.2	88.8	86.9	90.3	89.9	84.6	88.9
[1]See [4] on page 9 for discussion related to the change in deferred gain on retroactive reinsurance for the three and twelve months ended December 31, 2021.
[2]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[3]The three and twelve months ended December 31, 2021 included a before tax decrease in the ACL on premiums receivable including the lessening impacts of COVID-19 of $20 and $39, respectively, representing 0.8 points and 0.4 points, respectively, of the expense ratio.
[4]The three and twelve months ended December 31, 2021 included a change in deferred gain on retroactive reinsurance related to the Navigators ADC representing 0.7 and 1.0 points, respectively, of the Commercial Lines combined ratio and 2.9 points and 3.8 points, respectively, of the global specialty combined ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
WRITTEN PREMIUMS
Small Commercial	$1,130	$1,131	$1,145	$1,180	$1,025	$1,012	$977	$1,053	$4,586	$4,067
Middle & Large Commercial	911	979	907	853	847	884	817	775	3,650	3,323
Middle Market	773	856	785	724	722	765	720	662	3,138	2,869
National Accounts and Other	138	123	122	129	125	119	97	113	512	454
Global Specialty [1]	681	659	772	764	629	625	689	665	2,876	2,608
U.S.	466	466	516	466	457	452	466	421	1,914	1,796
International	110	92	103	91	109	81	113	110	396	413
Global Re	105	101	153	207	63	92	110	134	566	399
Other	11	11	12	12	11	11	11	10	46	43
Total	$2,733	$2,780	$2,836	$2,809	$2,512	$2,532	$2,494	$2,503	$11,158	$10,041
EARNED PREMIUMS
Small Commercial	$1,147	$1,117	$1,081	$1,034	$1,043	$1,015	$956	$916	$4,379	$3,930
Middle & Large Commercial	915	896	855	828	840	820	788	752	3,494	3,200
Middle Market	788	774	733	717	725	704	682	653	3,012	2,764
National Accounts and Other	127	122	122	111	115	116	106	99	482	436
Global Specialty [1]	695	678	666	613	619	604	589	556	2,652	2,368
U.S.	472	460	450	426	434	421	406	386	1,808	1,647
International	93	99	98	87	97	95	99	102	377	393
Global Re	130	119	118	100	88	88	84	68	467	328
Other	10	12	13	11	11	10	11	11	46	43
Total	$2,767	$2,703	$2,615	$2,486	$2,513	$2,449	$2,344	$2,235	$10,571	$9,541

COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION
Small Commercial
Net New Business Premium	$191	$190	$201	$186	$162	$165	$170	$176	$768	$673
Renewal Written Price Increases	4.5%	4.0%	3.4%	3.2%	3.6%	3.4%	3.2%	2.4%	3.8%	3.2%
Policy Count Retention [2]	86%	86%	85%	86%	85%	84%	84%	84%	86%	84%
Policies in Force (in thousands)	1,421	1,411	1,395	1,378	1,366	1,352	1,329	1,304
Middle Market [3]
Net New Business Premium	$131	$150	$130	$120	$124	$139	$147	$122	$531	$532
Renewal Written Price Increases	6.7%	6.4%	5.2%	5.1%	5.8%	5.7%	6.2%	6.1%	5.9%	5.9%
Policy Count Retention [2]	84%	83%	84%	84%	83%	84%	82%	80%	84%	82%
Global Specialty
Gross New Business Premium [4]	$192	$201	$226	$206	$225	$234	$237	$216	$825	$912
Renewal Written Price Increases [5]	3.2%	4.3%	6.7%	9.7%	10.1%	11.9%	14.8%	18.5%	5.9%	13.6%
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures ("multinational exposure"). International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Policy count retention represents the ratio of the number of renewal policies issued during the current year period divided by the number of policies issued in the previous calendar period before considering policies cancelled subsequent to renewal.
[3]Except for net new business premium, metrics for Middle Market exclude loss sensitive and programs businesses.
[4]Excludes Global Re and Continental Europe Operations and is before ceded reinsurance.
[5]Excludes Global Re, offshore energy policies, credit and political risk insurance policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 delegates underwriting authority to coverholders and other third parties.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Written premiums	$695	$803	$756	$707	$668	$765	$760	$715	$2,961	$2,908
Change in unearned premium reserve	(59)	54	30	(13)	(70)	21	22	(19)	12	(46)
Earned premiums	754	749	726	720	738	744	738	734	2,949	2,954
Fee income	7	8	7	8	8	8	8	8	30	32
Losses and loss adjustment expenses
Current accident year before catastrophes	539	515	477	438	500	479	447	414	1,969	1,840
Current accident year catastrophes [1]	21	114	56	17	16	78	35	39	208	168
Prior accident year development	1	(11)	—	(3)	(31)	(27)	(44)	(42)	(13)	(144)
Total losses and loss adjustment expenses	561	618	533	452	485	530	438	411	2,164	1,864
Amortization of DAC	58	57	56	57	57	57	58	58	228	230
Underwriting expenses	135	153	157	149	159	154	154	148	594	615
Amortization of other intangible assets	—	1	—	1	—	1	—	1	2	2
Underwriting gain (loss)	7	(72)	(13)	69	45	10	96	124	(9)	275
Net investment income	41	31	35	33	38	44	40	35	140	157
Net realized gains (losses)	3	(11)	(18)	(9)	12	4	6	7	(35)	29
Net servicing and other income (expense)	4	6	3	4	5	5	5	4	17	19
Income (loss) before income taxes	55	(46)	7	97	100	63	147	170	113	480
Income tax expense (benefit)	11	(10)	1	20	19	12	29	35	22	95
Net income (loss)	44	(36)	6	77	81	51	118	135	91	385
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	(3)	10	19	9	(13)	(4)	(6)	(6)	35	(29)
Income tax expense (benefit) [2]	1	(2)	(4)	(2)	2	1	1	2	(7)	6
Core earnings (loss)	$42	$(28)	$21	$84	$70	$48	$113	$131	$119	$362
[1]Refer to [1] on page 8 for information about catastrophe losses related to Winter Storm Elliott in the three months ended December 31, 2022 and Hurricane Ian for the three months ended September 30, 2022.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Auto liability	$—	$(9)	$—	$(5)	$(17)	$(30)	$(20)	$(23)	$(14)	$(90)
Homeowners	1	(2)	—	—	1	1	4	(3)	(1)	3
Catastrophes	(1)	—	(1)	—	(16)	—	(29)	(12)	(2)	(57)
Uncollectible Reinsurance	—	(2)	—	—	—	—	—	—	(2)	—
Other reserve re-estimates, net	1	2	1	2	1	2	1	(4)	6	—
Total prior accident year development	$1	$(11)	$—	$(3)	$(31)	$(27)	$(44)	$(42)	$(13)	$(144)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
UNDERWRITING GAIN (LOSS)	$7	$(72)	$(13)	$69	$45	$10	$96	$124	$(9)	$275
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	71.5	68.8	65.7	60.8	67.8	64.4	60.6	56.4	66.8	62.3
Current accident year catastrophes	2.8	15.2	7.7	2.4	2.2	10.5	4.7	5.3	7.1	5.7
Prior accident year development	0.1	(1.5)	—	(0.4)	(4.2)	(3.6)	(6.0)	(5.7)	(0.4)	(4.9)
Total losses and loss adjustment expenses	74.4	82.5	73.4	62.8	65.7	71.2	59.3	56.0	73.4	63.1
Expenses	24.7	27.1	28.4	27.6	28.2	27.4	27.6	27.1	26.9	27.6
Combined ratio	99.1	109.6	101.8	90.4	93.9	98.7	87.0	83.1	100.3	90.7
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(2.9)	(13.7)	(7.7)	(2.0)	2.0	(6.9)	1.3	0.4	(6.7)	(0.8)
Underlying combined ratio	96.2	95.9	94.1	88.5	95.9	91.8	88.2	83.5	93.7	89.9
PRODUCT
Automobile
Combined ratio	108.6	113.2	101.2	92.8	102.4	96.5	89.2	83.5	104.1	92.9
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(0.1)	(11.9)	(1.4)	(0.3)	(0.4)	(2.3)	(1.3)	(0.5)	(3.5)	(1.1)
Prior accident year development	0.3	1.4	0.2	0.9	3.4	5.5	4.2	3.3	0.7	4.1
Underlying combined ratio	108.9	102.6	100.0	93.3	105.4	99.7	92.1	86.3	101.3	95.9
Homeowners
Combined ratio	78.1	102.6	103.1	85.2	74.8	103.4	82.0	86.8	92.2	86.8
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(8.8)	(22.6)	(21.2)	(7.0)	(6.0)	(28.3)	(12.8)	(15.9)	(14.9)	(15.8)
Prior accident year development	(1.0)	0.4	0.1	(0.8)	6.2	(0.5)	10.0	6.3	(0.3)	5.5
Underlying combined ratio	68.3	80.4	82.0	77.4	75.1	74.6	79.2	77.2	77.0	76.5

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$596	$698	$655	$610	$566	$659	$653	$612	$2,559	$2,490
AARP Agency	50	50	50	48	50	51	51	51	198	203
Other Agency	44	48	46	43	45	49	50	45	181	189
Other	5	7	5	6	7	6	6	7	23	26
Total	$695	$803	$756	$707	$668	$765	$760	$715	$2,961	$2,908
EARNED PREMIUMS
AARP Direct	$653	$645	$625	$617	$631	$635	$629	$623	$2,540	$2,518
AARP Agency	50	50	50	50	52	52	53	53	200	210
Other Agency	45	46	46	47	48	49	50	51	184	198
Other	6	8	5	6	7	8	6	7	25	28
Total	$754	$749	$726	$720	$738	$744	$738	$734	$2,949	$2,954
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$473	$541	$509	$497	$458	$516	$515	$508	$2,020	$1,997
Homeowners	222	262	247	210	210	249	245	207	941	911
Total	$695	$803	$756	$707	$668	$765	$760	$715	$2,961	$2,908
EARNED PREMIUMS
Automobile	$519	$516	$497	$493	$508	$511	$509	$507	$2,025	$2,035
Homeowners	235	233	229	227	230	233	229	227	924	919
Total	$754	$749	$726	$720	$738	$744	$738	$734	$2,949	$2,954

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Net New Business Premium
Automobile	$41	$71	$57	$58	$52	$58	$56	$53	$227	$219
Homeowners	$18	$22	$19	$15	$14	$17	$16	$13	$74	$60
Renewal Written Price Increases
Automobile	6.3%	5.0%	4.0%	2.9%	2.6%	2.1%	2.3%	1.8%	4.5%	2.2%
Homeowners	13.3%	11.8%	9.0%	8.8%	8.1%	8.1%	8.5%	9.4%	10.7%	8.5%
Policy Count Retention [1]
Automobile	85%	85%	84%	84%	84%	84%	85%	85%	84%	84%
Homeowners	84%	84%	84%	84%	84%	84%	85%	85%	84%	85%
Policies in Force (in thousands)
Automobile	1,323	1,331	1,315	1,315	1,317	1,328	1,339	1,357
Homeowners	740	749	756	765	773	786	799	815
[1]Policy count retention represents the ratio of the number of renewal policies issued during the current year period divided by the number of policies issued in the previous calendar period before considering policies cancelled subsequent to renewal.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Losses and loss adjustment expenses
Prior accident year development [1] [2]	$250	$—	$30	$—	$174	$(5)	$—	$33	$280	$202
Total losses and loss adjustment expenses	250	—	30	—	174	(5)	—	33	280	202
Underwriting expenses	2	2	2	3	2	2	2	2	9	8
Underwriting gain (loss)	(252)	(2)	(32)	(3)	(176)	3	(2)	(35)	(289)	(210)
Net investment income	17	14	16	16	17	22	20	16	63	75
Net realized gains (losses)	1	(4)	(9)	(4)	6	2	3	2	(16)	13
Other expense	—	—	—	—	(1)	—	—	—	—	(1)
Income (loss) before income taxes	(234)	8	(25)	9	(154)	27	21	(17)	(242)	(123)
Income tax expense (benefit)	(50)	2	(5)	1	(33)	5	4	(4)	(52)	(28)
Net income (loss)	(184)	6	(20)	8	(121)	22	17	(13)	(190)	(95)
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	(1)	4	9	4	(6)	(2)	(3)	(2)	16	(13)
Change in deferred gain on retroactive reinsurance, before tax	229	—	—	—	155	—	—	—	229	155
Income tax expense (benefit) [3]	(49)	—	(2)	(1)	(30)	—	1	—	(52)	(29)
Core earnings (loss)	$(5)	$10	$(13)	$11	$(2)	$20	$15	$(15)	$3	$18
[1]A&E reserves were reviewed in fourth quarter 2022 resulting in a $229 increase in reserves in P&C Other Operations, including $161 for asbestos and $68 for environmental. The Company recognized a $229 deferred gain on retroactive reinsurance, all recorded within P&C Other Operations, as cumulative losses ceded to the A&E ADC exceed the $650 of ceded premium paid for the cover. See [2] and [4] on page 9 for additional discussion related to the deferred gain on retroactive reinsurance, including discussion of the reserve increase in fourth quarter 2021.
[2]Refer to note [3] on page 9 for a discussion of an increase in ULAE reserves in the three months ended December 31, 2022.
[3]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Earned premiums	$1,498	$1,458	$1,469	$1,445	$1,380	$1,372	$1,378	$1,374	$5,870	$5,504
Fee income	48	46	48	45	47	43	49	44	187	183
Net investment income	154	117	130	123	128	159	136	127	524	550
Net realized gains (losses)	1	(37)	(70)	(16)	70	13	28	19	(122)	130
Total revenues	1,701	1,584	1,577	1,597	1,625	1,587	1,591	1,564	6,459	6,367
Benefits, losses and loss adjustment expenses [1]	1,138	1,096	1,065	1,221	1,198	1,199	1,019	1,196	4,520	4,612
Amortization of DAC	7	8	9	9	8	11	10	11	33	40
Insurance operating costs and other expenses	371	364	365	367	358	336	340	339	1,467	1,373
Amortization of other intangible assets	10	10	10	10	10	10	10	10	40	40
Total benefits, losses and expenses	1,526	1,478	1,449	1,607	1,574	1,556	1,379	1,556	6,060	6,065
Income (loss) before income taxes	175	106	128	(10)	51	31	212	8	399	302
Income tax expense (benefit)	35	20	24	(4)	9	3	42	(1)	75	53
Net income (loss)	140	86	104	(6)	42	28	170	9	324	249
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	(2)	38	70	16	(70)	(13)	(28)	(18)	122	(129)
Integration and other non-recurring M&A costs, before tax	2	2	2	2	1	1	2	2	8	6
Income tax expense (benefit) [2]	1	(9)	(15)	(4)	15	3	5	4	(27)	27
Core earnings (loss)	$141	$117	$161	$8	$(12)	$19	$149	$(3)	$427	$153
Margin
Net income margin	8.2%	5.4%	6.6%	(0.4%)	2.6%	1.8%	10.7%	0.6%	5.0%	3.9%
Core earnings margin*	8.3%	7.2%	9.8%	0.5%	(0.8%)	1.2%	9.5%	(0.2%)	6.5%	2.5%
ROE
Net income available to common stockholders [3]	8.2%	5.4%	3.3%	5.1%	5.0%	5.4%	7.6%	6.4%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	3.6%	1.6%	0.1%	(2.6%)	(3.2%)	(1.9%)	(1.8%)	(1.2%)
Integration and other non-recurring M&A costs, before tax	0.2%	0.2%	0.2%	0.2%	0.1%	0.2%	0.3%	0.4%
Income tax expense (benefit) [2]	(0.8%)	(0.4%)	—%	0.5%	0.7%	0.4%	0.3%	0.2%
Impact of AOCI, excluded from core earnings ROE	(0.3%)	(0.2%)	0.1%	0.3%	0.5%	0.8%	1.1%	0.5%
Core earnings [3]	10.9%	6.6%	3.7%	3.5%	3.1%	4.9%	7.5%	6.3%
[1]Includes an increase in incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19, of $43 and $161, respectively, for the three months ended December 31, 2022 and 2021 and $160 and $583, respectively, for the twelve months ended December 31, 2022 and 2021. The $43 of excess mortality losses in the fourth quarter of 2022 included $41 of losses with dates of loss in the fourth quarter as well as a $2 unfavorable change of estimated losses related to prior quarters. Also includes COVID-19 related losses from short-term disability of $3 and $8, respectively, for the three months ended December 31, 2022 and 2021 and $12 and $31, respectively, for the twelve months ended December 31, 2022 and 2021.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Group Benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
PREMIUMS
Fully insured ongoing premiums
Group disability	$805	$772	$780	$754	$708	$702	$696	$693	$3,111	$2,799
Group life	604	593	599	597	591	591	603	602	2,393	2,387
Other [1]	89	88	90	87	81	79	79	77	354	316
Total fully insured ongoing premiums	1,498	1,453	1,469	1,438	1,380	1,372	1,378	1,372	5,858	5,502
Total buyouts [2]	—	5	—	7	—	—	—	2	12	2
Total premiums	$1,498	$1,458	$1,469	$1,445	$1,380	$1,372	$1,378	$1,374	$5,870	$5,504
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$67	$51	$123	$222	$35	$35	$44	$321	$463	$435
Group life	21	41	70	125	23	31	43	151	257	248
Other [1]	14	14	11	42	9	16	12	40	81	77
Total fully insured ongoing sales	102	106	204	389	67	82	99	512	801	760
Total buyouts [2]	—	5	—	7	—	—	—	2	12	2
Total sales	$102	$111	$204	$396	$67	$82	$99	$514	$813	$762
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio [3]	65.5%	68.4%	66.3%	73.2%	71.6%	68.4%	64.2%	68.4%	68.3%	68.2%
Group life loss ratio [4]	89.6%	83.1%	78.9%	98.4%	105.0%	110.9%	83.6%	108.3%	87.5%	101.9%
Total loss ratio	73.6%	72.8%	70.2%	81.9%	84.0%	84.7%	71.4%	84.3%	74.6%	81.1%
Expense ratio [5]	25.0%	25.4%	25.2%	25.9%	26.3%	25.2%	25.1%	25.3%	25.3%	25.5%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident and hospital indemnity coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts.
[3]Includes losses on short-term disability claims related to COVID-19 of 0.4 points and 1.1 points, respectively, for the three months ended December 31, 2022 and 2021 and 0.4 points and 1.0 points, respectively, for the twelve months ended December 31, 2022 and 2021.
[4]Includes an increase in incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19, of 7.1 points and 27.2 points, respectively, for the three months ended December 31, 2022 and 2021 and 6.7 points and 24.4 points, respectively, for the twelve months ended December 31, 2022 and 2021.
[5]Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Investment management fees	$183	$190	$198	$216	$230	$229	$221	$208	$787	$888
Shareowner servicing fees	21	21	23	25	25	26	25	24	90	100
Other revenue	41	45	43	47	52	53	50	51	176	206
Net realized gains (losses)	7	(9)	(13)	(9)	3	(3)	2	2	(24)	4
Total revenues	252	247	251	279	310	305	298	285	1,029	1,198
Sub-advisory expense	65	68	71	78	82	83	81	75	282	321
Employee compensation and benefits	29	27	31	36	32	31	33	37	123	133
Distribution and service	72	75	81	87	93	94	92	90	315	369
General, administrative and other	29	25	24	28	25	27	25	25	106	102
Total expenses	195	195	207	229	232	235	231	227	826	925
Income before income taxes	57	52	44	50	78	70	67	58	203	273
Income tax expense	12	11	10	8	16	14	15	11	41	56
Net income	45	41	34	42	62	56	52	47	162	217
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(7)	9	13	9	(3)	3	(2)	(2)	24	(4)
Income tax expense (benefit) [1]	1	(3)	(3)	(1)	1	(1)	1	—	(6)	1
Core earnings	$39	$47	$44	$50	$60	$58	$51	$45	$180	$214
Daily average Hartford Funds AUM	$124,087	$129,782	$136,841	$150,131	$156,533	$155,041	$150,527	$143,164	$135,124	$151,347
Return on assets (bps, net of tax) [2]
Net income	14.5	12.6	9.9	11.2	15.8	14.4	13.8	13.1	12.0	14.3
Core earnings*	12.6	14.5	12.9	13.3	15.3	15.0	13.6	12.6	13.3	14.1
ROE
Net income available to common stockholders [3]	42.4%	48.2%	51.9%	58.0%	57.8%	56.9%	54.3%	52.9%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains) excluded from core earnings, before tax	6.5%	7.8%	6.0%	2.0%	(1.1%)	(2.0%)	(4.3%)	(6.3%)
Income tax expense (benefit) [1]	(1.6%)	(1.7%)	(1.1%)	—%	0.3%	0.3%	0.9%	1.2%
Impact of AOCI, excluded from core earnings ROE	(1.2%)	(1.5%)	(0.9%)	(0.6%)	0.4%	0.4%	0.3%	(0.2%)
Core earnings [3]	46.1%	52.8%	55.9%	59.4%	57.4%	55.6%	51.2%	47.6%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Equity Funds
Beginning balance	$69,128	$74,891	$89,282	$95,703	$91,600	$93,448	$87,456	$82,123	$95,703	$82,123
Sales	4,200	4,257	5,631	6,856	4,840	4,757	5,927	6,202	20,944	21,726
Redemptions	(6,505)	(5,178)	(6,795)	(6,965)	(4,938)	(5,076)	(4,461)	(5,191)	(25,443)	(19,666)
Net flows	(2,305)	(921)	(1,164)	(109)	(98)	(319)	1,466	1,011	(4,499)	2,060
Change in market value and other	6,959	(4,842)	(13,227)	(6,312)	4,201	(1,529)	4,526	4,322	(17,422)	11,520
Ending balance	$73,782	$69,128	$74,891	$89,282	$95,703	$91,600	$93,448	$87,456	$73,782	$95,703
Fixed Income Funds
Beginning balance	$16,018	$17,388	$18,889	$20,113	$19,632	$18,913	$17,705	$17,034	$20,113	$17,034
Sales	1,852	1,084	1,736	1,900	1,965	1,708	2,098	2,258	6,572	8,029
Redemptions	(2,471)	(2,071)	(2,306)	(2,254)	(1,498)	(996)	(1,121)	(1,486)	(9,102)	(5,101)
Net flows	(619)	(987)	(570)	(354)	467	712	977	772	(2,530)	2,928
Change in market value and other	462	(383)	(931)	(870)	14	7	231	(101)	(1,722)	151
Ending balance	$15,861	$16,018	$17,388	$18,889	$20,113	$19,632	$18,913	$17,705	$15,861	$20,113
Multi-Strategy Investments Funds [1]
Beginning balance	$19,028	$20,362	$22,603	$23,610	$22,925	$23,039	$22,170	$22,645	$23,610	$22,645
Sales	530	467	598	722	656	621	629	738	2,317	2,644
Redemptions	(959)	(810)	(841)	(826)	(711)	(706)	(718)	(1,751)	(3,436)	(3,886)
Net flows	(429)	(343)	(243)	(104)	(55)	(85)	(89)	(1,013)	(1,119)	(1,242)
Change in market value and other	1,376	(991)	(1,998)	(903)	740	(29)	958	538	(2,516)	2,207
Ending balance	$19,975	$19,028	$20,362	$22,603	$23,610	$22,925	$23,039	$22,170	$19,975	$23,610
Exchange-Traded Funds ("ETF") AUM
Beginning balance	$2,590	$2,765	$3,211	$3,206	$3,129	$3,111	$2,923	$2,825	$3,206	$2,825
Net flows	60	28	(34)	143	44	(13)	86	4	197	121
Change in market value and other	204	(203)	(412)	(138)	33	31	102	94	(549)	260
Ending balance	$2,854	$2,590	$2,765	$3,211	$3,206	$3,129	$3,111	$2,923	$2,854	$3,206
Mutual Fund and ETF AUM
Beginning balance	$106,764	$115,406	$133,985	$142,632	$137,286	$138,511	$130,254	$124,627	$142,632	$124,627
Sales - mutual fund	6,582	5,808	7,965	9,478	7,461	7,086	8,654	9,198	29,833	32,399
Redemptions - mutual fund	(9,935)	(8,059)	(9,942)	(10,045)	(7,147)	(6,778)	(6,300)	(8,428)	(37,981)	(28,653)
Net flows - ETF	60	28	(34)	143	44	(13)	86	4	197	121
Net flows - mutual fund and ETF	(3,293)	(2,223)	(2,011)	(424)	358	295	2,440	774	(7,951)	3,867
Change in market value and other	9,001	(6,419)	(16,568)	(8,223)	4,988	(1,520)	5,817	4,853	(22,209)	14,138
Ending balance	112,472	106,764	115,406	133,985	142,632	137,286	138,511	130,254	112,472	142,632
Talcott Resolution life and annuity separate account AUM [2]	11,635	11,063	11,992	14,061	15,263	14,800	15,282	14,944	11,635	15,263
Hartford Funds AUM	$124,107	$117,827	$127,398	$148,046	$157,895	$152,086	$153,793	$145,198	$124,107	$157,895
[1]Includes balanced, allocation, and alternative investment products.
[2]Represents AUM of the life and annuity business sold in May 2018 that is still managed by the Company's Hartford Funds segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Fee income [1]	$12	$11	$13	$13	$12	$12	$14	$12	$49	$50
Other revenue (loss) [2]	—	—	—	1	—	—	(2)	(8)	1	(10)
Net investment income	13	7	3	3	16	2	3	3	26	24
Net realized gains (losses)	11	(10)	(30)	(16)	3	3	61	6	(45)	73
Total revenues (losses)	36	8	(14)	1	31	17	76	13	31	137
Benefits, losses and loss adjustment expenses [3]	3	2	2	2	3	1	2	1	9	7
Insurance operating costs and other expenses [1][4]	13	12	23	13	15	17	45	13	61	90
Interest expense	50	50	51	62	62	58	57	57	213	234
Restructuring and other costs	3	3	2	5	2	(12)	—	11	13	1
Total expenses	69	67	78	82	82	64	104	82	296	332
Loss before income taxes	(33)	(59)	(92)	(81)	(51)	(47)	(28)	(69)	(265)	(195)
Income tax benefit	(11)	(15)	(21)	(22)	(14)	(15)	(7)	(11)	(69)	(47)
Net loss	(22)	(44)	(71)	(59)	(37)	(32)	(21)	(58)	(196)	(148)
Preferred stock dividends	5	6	5	5	5	6	5	5	21	21
Net loss available to common stockholders	(27)	(50)	(76)	(64)	(42)	(38)	(26)	(63)	(217)	(169)
Adjustments to reconcile net loss available to common stockholders to core loss:
Net realized losses (gains), excluded from core earnings, before tax	(10)	10	31	15	—	(2)	(62)	(6)	46	(70)
Integration and other non-recurring M&A costs, before tax [5]	—	—	—	—	—	2	30	—	—	32
Restructuring and other costs, before tax	3	3	2	5	2	(12)	—	11	13	1
Loss on extinguishment of debt, before tax	—	—	9	—	—	—	—	—	9	—
Income tax expense (benefit) [6]	1	(1)	(9)	(4)	(1)	3	6	(2)	(13)	6
Core loss	$(33)	$(38)	$(43)	$(48)	$(41)	$(47)	$(52)	$(60)	$(162)	$(200)
[1]Includes investment management fees and expenses related to managing third party business, including management of a portion of the invested assets of Talcott Resolution.
[2]The year ended December 31, 2021 included $11 of loss before tax from the Company's former retained 9.7% equity interest in Hopmeadow Holdings LP, the limited partnership that acquired Talcott Resolution in May 2018 (collectively referred to as "Talcott Resolution"). The Company sold its retained equity interest on June 30, 2021.
[3]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[4]The twelve months ended December 31, 2022 includes a $9 loss on extinguishment of debt related to The Hartford's redemption of its 7.875% junior subordinated loans on April 15, 2022.
[5]See note [2] on page 2 for explanation of the integration and other non-recurring M&A costs in the three months ended June 30, 2021.
[6]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$365	$323	$290	$275	$270	$269	$273	$279	$1,253	$1,091
Tax-exempt	51	53	56	56	60	63	65	70	216	258
Total fixed maturities	416	376	346	331	330	332	338	349	1,469	1,349
Equity securities	17	15	13	12	30	23	10	10	57	73
Mortgage loans	55	53	53	50	48	45	45	43	211	181
Limited partnerships and other alternative investments [2]	169	62	158	126	170	259	191	112	515	732
Other [3]	4	(1)	(7)	9	15	11	18	14	5	58
Subtotal	661	505	563	528	593	670	602	528	2,257	2,393
Investment expense	(21)	(18)	(22)	(19)	(20)	(20)	(21)	(19)	(80)	(80)
Total net investment income	$640	$487	$541	$509	$573	$650	$581	$509	$2,177	$2,313
Annualized investment yield, before tax [4]	4.6%	3.5%	3.9%	3.6%	4.1%	4.8%	4.4%	3.8%	3.9%	4.3%
Annualized limited partnerships and other alternative investment yield, before tax [4]	16.8%	6.3%	17.3%	14.6%	22.1%	39.6%	32.5%	21.1%	14.4%	31.8%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	3.7%	3.3%	3.0%	2.9%	3.1%	3.0%	3.1%	3.1%	3.2%	3.1%
Annualized investment yield, net of tax [4]	3.7%	2.8%	3.2%	2.9%	3.4%	3.9%	3.6%	3.1%	3.2%	3.5%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.0%	2.7%	2.4%	2.4%	2.5%	2.5%	2.5%	2.6%	2.6%	2.5%
Average reinvestment rate [5]	6.0%	4.9%	4.5%	3.3%	2.9%	2.6%	2.5%	2.3%	4.4%	2.6%
Average sales/maturities yield [6]	4.2%	3.7%	3.6%	3.0%	3.3%	3.1%	2.9%	2.9%	3.6%	3.0%
Portfolio duration (in years) [7]	4.0	4.0	4.3	4.4	4.3	4.5	4.6	4.8	4.0	4.3
[1]Includes income on short-term investments.
[2]Other alternative investments include an insurer-owned life insurance policy, which is primarily invested in private equity, fixed income, hedge funds and public equity.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreements and derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and repurchase agreement and securities lending collateral, if any.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and paydowns, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral.
[7]Excludes certain short-term investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$276	$243	$219	$207	$202	$200	$203	$207	$945	$812
Tax-exempt	38	40	43	41	44	47	49	52	162	192
Total fixed maturities	314	283	262	248	246	247	252	259	1,107	1,004
Equity securities	9	10	10	9	11	18	8	7	38	44
Mortgage loans	39	38	38	36	35	31	32	30	151	128
Limited partnerships and other alternative investments [2]	119	44	123	97	137	198	151	84	383	570
Other [3]	4	(2)	(9)	6	13	8	15	12	(1)	48
Subtotal	485	373	424	396	442	502	458	392	1,678	1,794
Investment expense	(16)	(13)	(17)	(14)	(15)	(15)	(16)	(14)	(60)	(60)
Total net investment income	$469	$360	$407	$382	$427	$487	$442	$378	$1,618	$1,734
Annualized investment yield, before tax [4]	4.4%	3.4%	3.9%	3.7%	4.2%	4.8%	4.5%	3.9%	3.9%	4.4%
Annualized limited partnerships and other alternative investment yield, before tax [4]	14.8%	5.7%	16.7%	14.1%	22.0%	37.3%	31.4%	19.2%	13.4%	30.2%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.6%	3.3%	2.9%	2.9%	3.0%	3.0%	3.1%	3.2%	3.2%	3.1%
Annualized investment yield, net of tax [4]	3.6%	2.7%	3.1%	3.0%	3.4%	4.0%	3.7%	3.2%	3.1%	3.6%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	2.9%	2.6%	2.4%	2.4%	2.5%	2.5%	2.6%	2.6%	2.6%	2.5%
Average reinvestment rate [5]	6.1%	4.9%	4.4%	3.2%	2.8%	2.6%	2.5%	2.3%	4.4%	2.6%
Average sales/maturities yield [6]	4.1%	3.7%	3.6%	2.9%	3.1%	3.0%	2.9%	2.8%	3.5%	3.0%
Portfolio duration (in years) [7]	3.8	3.9	4.2	4.3	4.3	4.5	4.5	4.7	3.8	4.3
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$79	$75	$69	$67	$67	$69	$69	$71	$290	$276
Tax-exempt	12	11	12	13	14	14	15	16	48	59
Total fixed maturities	91	86	81	80	81	83	84	87	338	335
Equity securities	2	3	2	2	3	4	1	2	9	10
Mortgage loans	16	15	15	14	13	14	13	13	60	53
Limited partnerships and other alternative investments [2]	50	18	35	29	33	61	40	28	132	162
Other [3]	—	—	2	3	3	2	3	2	5	10
Subtotal	159	122	135	128	133	164	141	132	544	570
Investment expense	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(20)	(20)
Total net investment income	$154	$117	$130	$123	$128	$159	$136	$127	$524	$550
Annualized investment yield, before tax [4]	5.3%	4.0%	4.4%	4.2%	4.4%	5.4%	4.7%	4.4%	4.5%	4.7%
Annualized limited partnerships and other alternative investment yield, before tax [4]	24.5%	8.7%	19.4%	16.7%	22.3%	49.7%	37.1%	29.8%	18.5%	38.7%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.8%	3.6%	3.4%	3.4%	3.4%	3.5%	3.5%	3.5%	3.6%	3.5%
Annualized investment yield, net of tax [4]	4.2%	3.2%	3.6%	3.4%	3.5%	4.4%	3.8%	3.5%	3.6%	3.8%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.1%	2.9%	2.8%	2.8%	2.8%	2.8%	2.8%	2.9%	2.9%	2.8%
Average reinvestment rate [5]	5.9%	4.8%	4.7%	3.6%	3.1%	2.9%	2.7%	2.8%	4.6%	2.9%
Average sales/maturities yield [6]	4.3%	4.0%	3.8%	3.3%	3.7%	3.5%	3.4%	3.3%	3.8%	3.5%
Portfolio duration (in years) [7]	4.8	4.8	5.0	5.2	5.4	5.6	5.7	5.8	4.8	5.4
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income by Segment	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net Investment Income
Commercial Lines	$411	$315	$356	$333	$372	$421	$382	$327	$1,415	$1,502
Personal Lines	41	31	35	33	38	44	40	35	140	157
P&C Other Operations	17	14	16	16	17	22	20	16	63	75
Total Property & Casualty	469	360	407	382	427	487	442	378	1,618	1,734
Group Benefits	154	117	130	123	128	159	136	127	524	550
Hartford Funds	4	3	1	1	2	2	—	1	9	5
Corporate	13	7	3	3	16	2	3	3	26	24
Total net investment income by segment	$640	$487	$541	$509	$573	$650	$581	$509	$2,177	$2,313

	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Total Property & Casualty	$119	$44	$123	$97	$137	$198	$151	$84	$383	$570
Group Benefits	50	18	35	29	33	61	40	28	132	162
Total net investment income from limited partnerships and other alternative investments [1]	$169	$62	$158	$126	$170	$259	$191	$112	$515	$732
[1]Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net Realized Gains (Losses)
Gross gains on sales of fixed maturities	$3	$16	$15	$23	$157	$63	$68	$31	$57	$319
Gross losses on sales of fixed maturities	(59)	(81)	(80)	(95)	(35)	(8)	(15)	(31)	(315)	(89)
Equity securities [1]	101	(81)	(262)	(107)	93	3	88	43	(349)	227
Net credit losses on fixed maturities, AFS	(3)	(3)	—	(12)	—	—	—	4	(18)	4
Change in ACL on mortgage loans	—	—	(5)	(2)	(3)	(2)	10	4	(7)	9
Intent-to-sell impairments	(1)	(2)	—	(3)	—	—	—	—	(6)	—
Other net gains (losses) [2]	(19)	(15)	(6)	51	—	14	(4)	29	11	39
Total net realized gains (losses)	22	(166)	(338)	(145)	212	70	147	80	(627)	509
Net realized losses (gains), included in core earnings, before tax	—	—	2	(1)	—	(2)	1	(3)	1	(4)
Total net gains (losses) excluded from core earnings, before tax	22	(166)	(336)	(146)	212	68	148	77	(626)	505
Income tax benefit (expense) related to net realized gains (losses) excluded from core earnings	4	34	73	29	(46)	(14)	(32)	(15)	140	(107)
Total net realized gains (losses) excluded from core earnings, after tax	$26	$(132)	$(263)	$(117)	$166	$54	$116	$62	$(486)	$398
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of fair value option securities and non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, equity derivatives, and commodity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Dec 31 2022		Sept 30 2022		Jun 30 2022		Mar 31 2022		Dec 31 2021
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$52,560	100.0%	$50,661	100.0%	$52,392	100.0%	$55,951	100.0%	$57,749	100.0%
Asset-backed securities	$1,941	5.4%	$1,892	5.3%	$1,342	3.6%	$942	2.4%	$1,135	2.7%
Collateralized loan obligations	2,941	8.1%	2,919	8.2%	2,890	7.6%	2,971	7.4%	3,025	7.1%
Commercial mortgage-backed securities	3,368	9.3%	3,278	9.2%	3,398	8.9%	3,722	9.3%	4,119	9.6%
Corporate	15,233	42.0%	14,888	41.7%	16,151	42.8%	17,618	43.8%	18,707	43.6%
Foreign government/government agencies	547	1.5%	584	1.6%	661	1.7%	784	1.9%	910	2.1%
Municipal	6,296	17.4%	6,197	17.3%	7,067	18.6%	7,594	18.8%	8,257	19.3%
Residential mortgage-backed securities	3,708	10.2%	3,724	10.4%	3,929	10.3%	3,936	9.8%	3,643	8.5%
U.S. Treasuries	2,197	6.1%	2,235	6.3%	2,449	6.5%	2,666	6.6%	3,051	7.1%
Total fixed maturities, AFS [2]	$36,231	100.0%	$35,717	100.0%	$37,887	100.0%	$40,233	100.0%	$42,847	100.0%
U.S. government/government agencies	$5,025	13.9%	$5,018	14.0%	$5,326	14.0%	$5,426	13.5%	$5,881	13.7%
AAA	5,824	16.1%	5,675	15.9%	5,576	14.7%	5,728	14.2%	6,133	14.3%
AA	6,650	18.4%	6,465	18.1%	6,847	18.1%	7,324	18.2%	7,718	18.0%
A	8,968	24.7%	8,972	25.1%	9,660	25.5%	10,300	25.6%	10,962	25.6%
BBB	7,973	22.0%	7,732	21.7%	8,514	22.5%	9,060	22.5%	9,708	22.7%
BB	1,235	3.4%	1,333	3.8%	1,383	3.7%	1,799	4.5%	1,811	4.2%
B	535	1.5%	490	1.4%	548	1.4%	560	1.4%	599	1.4%
CCC	19	—%	16	—%	22	0.1%	27	0.1%	30	0.1%
CC & below	2	—%	16	—%	11	—%	9	—%	5	—%
Total fixed maturities, AFS [2]	$36,231	100.0%	$35,717	100.0%	$37,887	100.0%	$40,233	100.0%	$42,847	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Fixed maturities, at fair value using the fair value option are not included.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
DECEMBER 31, 2022

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$5,527	$5,094	9.7%
Technology and communications	2,582	2,340	4.5%
Consumer non-cyclical	2,338	2,156	4.1%
Utilities	1,918	1,709	3.2%
Capital goods	1,466	1,351	2.6%
Consumer cyclical	1,186	1,089	2.1%
Energy	1,161	1,072	2.0%
Basic industry	832	769	1.5%
Transportation	731	651	1.2%
Other	854	803	1.5%
Total	$18,595	$17,034	32.4%
Top Ten Exposures by Issuer [1]
Toronto Dominion Bank	$206	$191	0.4%
Morgan Stanley	195	178	0.3%
Mitsubishi UFJ Financial Group	179	174	0.3%
Penske Corporation	171	166	0.3%
Goldman Sachs Group Inc.	176	151	0.3%
Government of Canada	152	145	0.3%
JPMorgan Chase & Company	168	144	0.3%
Hyundai Motor Company	162	143	0.3%
Walmart Inc.	145	141	0.3%
Westpac Banking Corporation	152	137	0.2%
Total	$1,706	$1,570	3.0%
[1]Includes corporate bonds, municipal bonds, bonds issued by foreign government/government agencies, and equity securities excluding exchange-traded mutual funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 95% of the Company's asbestos and environmental exposures, before considering losses ceded to the A&E ADC.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded funds are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, certain M&A costs, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party business, including management of a portion of the invested assets of Talcott Resolution Life, Inc. and its subsidiaries as well as certain of Talcott's affiliates. In addition, up until June 30, 2021 when the investment was sold, Corporate included a 9.7% ownership interest in Hopmeadow Holdings, LP, the legal entity that acquired the life and annuity business in May 2018 (Hopmeadow Holdings, LP, Talcott Resolution Life Inc., and its subsidiaries are collectively referred to as "Talcott Resolution").
Certain operating and statistical measures for P&C Commercial Lines and Personal Lines have been incorporated herein to provide supplemental data that indicates current trends in the Company's business. These measures include net new business premium, gross new business premium, renewal written price increases, policy count retention, and policies in-force.
•Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium.
•Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
•Renewal written price increases for Commercial Lines represent the combined effect of rate changes and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes amount of insurance, which is a component of change in exposure and offsets increases in loss cost trends due to inflation. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
•Policy count retention represents the ratio of the number of renewal policies issued during the current year period divided by the number of policies issued in the previous calendar period before considering policies cancelled subsequent to renewal.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consist of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and other non-recurring M&A costs. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines major losses and, consistent with that definition, incurred losses arising from the Ukraine conflict have been accounted for as catastrophe losses. The Company does not treat incurred benefits and losses arising from the COVID-19 pandemic as catastrophe losses.
The Company, along with others in the insurance industry, use loss and expense ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and other non-recurring M&A costs) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Generally realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs - These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and excluding the deferred gain on retroactive reinsurance and related amortization of the deferred gain from core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income available to common stockholders, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income (loss) available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.

BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net Income available to common stockholders per share	$1.84	$1.03	$1.33	$1.32	$2.14	$1.38	$2.54	$0.68	$5.52	$6.71
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized losses (gains), excluded from core earnings, before tax	(0.07)	0.52	1.03	0.44	(0.63)	(0.20)	(0.42)	(0.21)	1.93	(1.45)
Restructuring and other costs, before tax	0.01	0.01	0.01	0.02	0.01	(0.03)	—	0.03	0.04	—
Loss on extinguishment of debt, before tax	—	—	0.03	—	—	—	—	—	0.03	—
Integration and other non-recurring M&A costs, before tax	0.02	0.02	0.02	0.02	0.01	0.02	0.10	0.03	0.06	0.17
Change in deferred gain on retroactive reinsurance, before tax	0.72	—	—	—	0.51	0.08	0.11	0.02	0.71	0.70
Income tax expense (benefit) on items excluded from core earnings	(0.17)	(0.12)	(0.24)	(0.11)	0.02	0.03	0.03	0.02	(0.62)	0.11
Core earnings per share	$2.35	$1.46	$2.18	$1.69	$2.06	$1.28	$2.36	$0.57	$7.67	$6.24
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net Income available to common stockholders per diluted share	$1.81	$1.02	$1.32	$1.30	$2.10	$1.36	$2.51	$0.67	$5.44	$6.62
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses (gains), excluded from core earnings, before tax	(0.07)	0.51	1.01	0.43	(0.61)	(0.19)	(0.41)	(0.21)	1.90	(1.43)
Restructuring and other costs, before tax	0.01	0.01	0.01	0.01	0.01	(0.03)	—	0.03	0.04	—
Loss on extinguishment of debt, before tax	—	—	0.03	—	—	—	—	—	0.03	—
Integration and other non-recurring M&A costs, before tax	0.02	0.02	0.02	0.01	0.01	0.02	0.10	0.02	0.06	0.16
Change in deferred gain on retroactive reinsurance, before tax	0.71	—	—	—	0.50	0.08	0.11	0.02	0.69	0.69
Income tax expense (benefit) on items excluded from core earnings	(0.17)	(0.12)	(0.24)	(0.09)	0.01	0.02	0.02	0.03	(0.60)	0.11
Core earnings per diluted share	$2.31	$1.44	$2.15	$1.66	$2.02	$1.26	$2.33	$0.56	$7.56	$6.15
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021
Net income ROE	11.6%	12.8%	13.1%	15.4%	13.1%	12.3%	12.3%	10.5%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized losses (gains), excluded from core earnings, before tax	4.1%	2.9%	1.3%	(1.7%)	(2.8%)	(2.3%)	(1.9%)	(1.8)%
Restructuring and other costs, before tax	0.1%	0.1%	—%	—%	—%	0.1%	0.7%	0.7%
Loss on extinguishment of debt, before tax	0.1%	0.1%	0.1%	—%	—%	—%	—%	—%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.2%	0.3%	0.3%	0.4%	0.4%	0.3%
Change in deferred gain on retroactive reinsurance, before tax	1.5%	1.1%	1.3%	1.5%	1.4%	1.6%	1.6%	1.8%
Income tax expense (benefit) on items not included in core earnings	(1.3%)	(0.9%)	(0.6%)	(0.1%)	0.2%	(0.1%)	(0.3%)	(0.3%)
Impact of AOCI, excluded from denominator of core earnings ROE	(1.8%)	(1.9%)	(1.4%)	(0.6%)	0.5%	0.5%	0.3%	(0.3%)
Core earnings ROE	14.4%	14.3%	14.0%	14.8%	12.7%	12.5%	13.1%	10.9%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable GAAP measure, total stockholders' equity, is set forth on page 4.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in stockholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.
Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)- This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.

PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net income	$426	$256	$375	$468	$662	$430	$704	$251	$1,525	$2,047
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(469)	(360)	(407)	(382)	(427)	(487)	(442)	(378)	(1,618)	(1,734)
Net realized losses (gains)	(3)	110	225	104	(136)	(57)	(56)	(53)	436	(302)
Net servicing and other expense (income)	(2)	(3)	(2)	2	(3)	(2)	(6)	(2)	(5)	(13)
Income tax expense	107	76	97	116	160	99	155	55	396	469
Underwriting gain (loss)	59	79	288	308	256	(17)	355	(127)	734	467
Current accident year catastrophes	135	293	123	98	22	300	128	214	649	664
Prior accident year development	183	(53)	(58)	(36)	29	90	(149)	229	36	199
Underlying underwriting gain	$377	$319	$353	$370	$307	$373	$334	$316	$1,419	$1,330
COMMERCIAL LINES

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net income	$566	$286	$389	$383	$702	$357	$569	$129	$1,624	$1,757
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(411)	(315)	(356)	(333)	(372)	(421)	(382)	(327)	(1,415)	(1,502)
Net realized losses (gains)	1	95	198	91	(118)	(51)	(47)	(44)	385	(260)
Other expense (income)	2	3	1	6	1	3	(1)	2	12	5
Income tax expense	146	84	101	95	174	82	122	24	426	402
Underwriting gain (loss)	304	153	333	242	387	(30)	261	(216)	1,032	402
Current accident year catastrophes	114	179	67	81	6	222	93	175	441	496
Prior accident year development	(68)	(42)	(88)	(33)	(114)	122	(105)	238	(231)	141
Underlying underwriting gain	$350	$290	$312	$290	$279	$314	$249	$197	$1,242	$1,039

PERSONAL LINES

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net income (loss)	$44	$(36)	$6	$77	$81	$51	$118	$135	$91	$385
Adjustments to reconcile net income (loss) to underlying underwriting gain:
Net investment income	(41)	(31)	(35)	(33)	(38)	(44)	(40)	(35)	(140)	(157)
Net realized losses (gains)	(3)	11	18	9	(12)	(4)	(6)	(7)	35	(29)
Net servicing and other expense (income)	(4)	(6)	(3)	(4)	(5)	(5)	(5)	(4)	(17)	(19)
Income tax (benefit)	11	(10)	1	20	19	12	29	35	22	95
Underwriting gain (loss)	7	(72)	(13)	69	45	10	96	124	(9)	275
Current accident year catastrophes	21	114	56	17	16	78	35	39	208	168
Prior accident year development	1	(11)	—	(3)	(31)	(27)	(44)	(42)	(13)	(144)
Underlying underwriting gain	$29	$31	$43	$83	$30	$61	$87	$121	$186	$299
P&C OTHER OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net income (loss)	$(184)	$6	$(20)	$8	$(121)	$22	$17	$(13)	$(190)	$(95)
Adjustments to reconcile net income (loss) to underlying underwriting loss:
Net investment income	(17)	(14)	(16)	(16)	(17)	(22)	(20)	(16)	(63)	(75)
Net realized losses (gains)	(1)	4	9	4	(6)	(2)	(3)	(2)	16	(13)
Other expense	—	—	—	—	1	—	—	—	—	1
Income tax expense (benefit)	(50)	2	(5)	1	(33)	5	4	(4)	(52)	(28)
Underwriting gain (loss)	(252)	(2)	(32)	(3)	(176)	3	(2)	(35)	(289)	(210)
Prior accident year development	250	—	30	—	174	(5)	—	33	280	202
Underlying underwriting loss	$(2)	$(2)	$(2)	$(3)	$(2)	$(2)	$(2)	$(2)	$(9)	$(8)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Net income margin	8.2%	5.4%	6.6%	(0.4)%	2.6%	1.8%	10.7%	0.6%	5.0%	3.9%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses (gains), before tax	(0.1)%	2.3%	4.1%	1.0%	(4.3)%	(0.9)%	(1.7)%	(1.1)%	1.8%	(2.0)%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Income tax expense (benefit)	0.1%	(0.6)%	(1.0)%	(0.2)%	0.8%	0.2%	0.4%	0.2%	(0.4)%	0.5%
Core earnings margin	8.3%	7.2%	9.8%	0.5%	(0.8)%	1.2%	9.5%	(0.2)%	6.5%	2.5%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Return on Assets ("ROA")	14.5	12.6	9.9	11.2	15.8	14.4	13.8	13.1	12.0	14.3
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized losses (gains), excluded from core earnings, before tax	(2.2)	2.8	3.9	2.4	(0.8)	0.8	(0.5)	(0.5)	1.7	(0.3)
Effect of income tax expense (benefit)	0.3	(0.9)	(0.9)	(0.3)	0.3	(0.2)	0.3	—	(0.4)	0.1
Return on Assets ("ROA"), core earnings	12.6	14.5	12.9	13.3	15.3	15.0	13.6	12.6	13.3	14.1

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Total net investment income	$640	$487	$541	$509	$573	$650	$581	$509	$2,177	$2,313
Adjustment for loss (income) from limited partnerships and other alternative investments	(169)	(62)	(158)	(126)	(170)	(259)	(191)	(112)	(515)	(732)
Net investment income excluding limited partnerships and other alternative investments	$471	$425	$383	$383	$403	$391	$390	$397	$1,662	$1,581
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Total net investment income	$469	$360	$407	$382	$427	$487	$442	$378	$1,618	$1,734
Adjustment for loss (income) from limited partnerships and other alternative investments	(119)	(44)	(123)	(97)	(137)	(198)	(151)	(84)	(383)	(570)
Net investment income excluding limited partnerships and other alternative investments	$350	$316	$284	$285	$290	$289	$291	$294	$1,235	$1,164
GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Total net investment income	$154	$117	$130	$123	$128	$159	$136	$127	$524	$550
Adjustment for loss (income) from limited partnerships and other alternative investments	(50)	(18)	(35)	(29)	(33)	(61)	(40)	(28)	(132)	(162)
Net investment income excluding limited partnerships and other alternative investments	$104	$99	$95	$94	$95	$98	$96	$99	$392	$388

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Annualized investment yield	4.6%	3.5%	3.9%	3.6%	4.1%	4.8%	4.4%	3.8%	3.9%	4.3%
Adjustment for loss (income) from limited partnerships and other alternative investments	(0.9)%	(0.2)%	(0.9)%	(0.7)%	(1.0)%	(1.8)%	(1.3)%	(0.7)%	(0.7)%	(1.2)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	3.3%	3.0%	2.9%	3.1%	3.0%	3.1%	3.1%	3.2%	3.1%
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Annualized investment yield	4.4%	3.4%	3.9%	3.7%	4.2%	4.8%	4.5%	3.9%	3.9%	4.4%
Adjustment for loss (income) from limited partnerships and other alternative investments	(0.8)%	(0.1)%	(1.0)%	(0.8)%	(1.2)%	(1.8)%	(1.4)%	(0.7)%	(0.7)%	(1.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.6%	3.3%	2.9%	2.9%	3.0%	3.0%	3.1%	3.2%	3.2%	3.1%
GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Dec 31 2022	Dec 31 2021
Annualized investment yield	5.3%	4.0%	4.4%	4.2%	4.4%	5.4%	4.7%	4.4%	4.5%	4.7%
Adjustment for loss (income) from limited partnerships and other alternative investments	(1.5)%	(0.4)%	(1.0)%	(0.8)%	(1.0)%	(1.9)%	(1.2)%	(0.9)%	(0.9)%	(1.2)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.8%	3.6%	3.4%	3.4%	3.4%	3.5%	3.5%	3.5%	3.6%	3.5%